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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549


                                       FORM 8-K


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):             OCTOBER 8, 1997



                                 CELLSTAR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE                     0-22972                     75-2479727
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)


        1730 BRIERCROFT COURT, CARROLLTON, TEXAS              75006
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 466-5000

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ITEM 5.   OTHER EVENTS

    On October 8, 1997, CellStar Corporation (the "Company") announced that it had priced $130,000,000 of 5% Convertible Subordinated Notes due 2002 (the "Notes") and that the Company granted the initial purchasers of the Notes a 30-day option to purchase up to an additional $20,000,000 of Notes to cover over-allotments, if any.

    On October 14, 1997, the Company announced that it had consummated its offering of $150,000,000 of Notes.

    On October 17, the Company announced that it had completed a new $135,000,000 multicurrency revolving credit facility that has a term of approximately five years, replaces the Company's previous $90,000,000 revolving credit facility and provides the ability to borrow in multiple currencies to support the Company's working capital requirements and growth plans.

    Copies of the Company's press releases have been filed as exhibits to this report and are incorporated by referenced herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

1.1 Purchase Agreement dated October 7, 1997, by and among the Company and Bear, Stearns & Co. Inc. and Chase Securities Inc.

4.1 Indenture dated as of October 14, 1997, between the Company and The Bank of New York, as trustee

4.2 Registration Rights Agreement dated October 14, 1997, by and among the Company and Bear, Stearns & Co. Inc. and Chase Securities, Inc.

4.3  Form of Definitive Note

4.4  Form of Rule 144A Global Note

4.5  Form of Institutional Accredited Investor Global Note

4.6  Form of Regulation S Global Note

99.1 Press Release dated October 8, 1997


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99.2 Press Release dated October 14, 1997

99.3 Press Release dated October 17, 1997


ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

    Pursuant to a purchase agreement (the "Purchase Agreement") dated October
7, 1997, among the Company and Bear, Stearns & Co. Inc. ("Bear, Stearns") and Chase Securities Inc. ("Chase" and together with Bear, Stearns, the "Initial Purchasers"), on October 14, 1997, the Company sold $150,000,000 ($130,000,000 plus $20,000,000 pursuant to the exercise of the over-allotment option granted to the Initial Purchasers) aggregate principal amount of Notes to the Initial Purchasers at an initial offering price of 100% of the principal amount thereof, less 2.825% gross commission.

    The Initial Purchasers advised the Company that the Notes were to be resold at 100% of the principal amount thereof (i) to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Act"), and to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act, that agreed in writing to comply with the transfer restrictions and other conditions set forth in the Purchase Agreement and (ii) outside the United States to certain persons in reliance on Regulation S under the Act. The Initial Purchasers advised the Company that $3,000,000 aggregate principal amount of Notes were sold outside the United States to certain persons in reliance on Regulations S under the Act.

    In connection with sales of the Notes outside the United States, each Initial Purchaser agreed that, except for sales described above, it would not offer, sell or deliver the Notes to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Act) (i) as part of such Initial Purchaser's distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and the last closing date with respect to the Notes, and that it would send to each dealer or distributor to whom it sold such Notes during such period a confirmation or other notice setting forth the restrictions on offers and sales of the Notes within the United States or to, or for the account or benefit of, U.S. persons.

    The Notes were issued under an indenture, dated as of October 14, 1997 (the "Indenture"), between the Company and The Bank of New York, as trustee. The Notes represent general unsecured subordinated obligations of the Company. The Notes are convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the option of the holder thereof, at any time after 60 days following the latest date of original issuance thereof through October 11, 2002, subject to prior redemption or repurchase, at an initial conversion price of $55.335 per share. The conversion price is subject to adjustment (under formulae set forth in the Indenture) upon the occurrence of certain events, including, but not limited to: (i) the issuance of Common Stock as a dividend or distribution on the outstanding Common Stock; (ii) the issuance to all holders of Common Stock of certain rights, options or warrants entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights, options or warrants) to purchase Common Stock at less than the current market price; (iii) certain


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subdivisions, combinations and reclassifications of Common Stock; (iv)
certain defined distributions to all holders of Common Stock of capital stock of the Company (other than Common Stock) or evidences of indebtedness of the Company or assets; (v) certain cash distributions to all holders of Common Stock; and (vi) the purchase of Common Stock pursuant to a tender offer made by the Company or any of its subsidiaries in certain defined circumstances.

    Pursuant to a registration rights agreement (the "Registration Rights Agreement") dated October 14, 1997, among the Company and the Initial Purchasers, the Company has agreed to file with the Securities and Exchange Commission a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Act with respect to resales of the Notes and the Common Stock issuable upon conversion of the Notes. Upon the failure by the Company to comply with certain of its obligations under the Registration Rights Agreement, liquidated damages will be payable on certain of the Notes.









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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CELLSTAR CORPORATION

October 24, 1997                    By /s/ Richard M. Gozia
                                       -------------------------------------
                                       Richard M. Gozia
                                       President and Chief Operating Officer













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                                  INDEX TO EXHIBITS

NUMBER    DESCRIPTION
------    -----------

1.1 Purchase Agreement dated October 7, 1997, by and among the Company and Bear, Stearns & Co. Inc. and Chase Securities Inc.

4.1 Indenture dated as of October 14, 1997, between the Company and The Bank of New York, as trustee

4.2 Registration Rights Agreement dated October 14, 1997, by and among the Company and Bear, Stearns & Co. Inc. and Chase Securities, Inc.

4.3       Form of Definitive Note

4.4       Form of Rule 144A Global Note

4.5       Form of Institutional Accredited Investor Global Note

4.6       Form of Regulation S Global Note

99.1      Press Release dated October 8, 1997

99.2      Press Release dated October 14, 1997

99.3      Press Release dated October 17, 1997





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